Exhibit 10.2

THE WARRANT EVIDENCED HEREBY, AND THE SECURITIES ISSUABLE HEREUNDER, HAVE BEEN AND SHALL BE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR THE APPLICABLE STATE SECURITIES LAWS. THE WARRANT AND SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND SHALL NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED, OTHER THAN IN ACCORDANCE WITH SECTION 13, UNLESS THE PROPOSED DISPOSITION IS THE SUBJECT OF A CURRENTLY EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT AND SUCH STATE SECURITIES LAWS IN CONNECTION WITH SUCH DISPOSITION.

THIS WARRANT, AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT, ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER PROVISIONS SET FORTH IN THIS WARRANT.

SANARA MEDTECH INC.

COMMON STOCK WARRANT

Original Issue Date: April 4, 2022

Void After: 5 PM Eastern Time on August 10, 2030

This Warrant Is Issued to

Furneaux Capital Holdco, LLC (DBA BlueIO)

(hereinafter called the “Holder,” which term shall include the Holder’s legal representatives, heirs, successors and permitted assigns) by Sanara MedTech Inc., a Texas corporation (hereinafter referred to as the “Company”).

The Company hereby certifies as of the Original Issue Date that, for value received, the Holder is entitled, subject to the terms and conditions set forth in this Warrant, to purchase from the Company, at any time on or after the Original Issue Date and in any event not after the Expiration Date (as defined below), 12,301 duly authorized, validly issued, fully paid, nonassessable shares of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”), at an initial purchase price per share equal to $12.05 per share. The number of shares of Common Stock and the purchase price thereof shall be adjusted or readjusted from time to time as provided in this Warrant (as so adjusted, the “Warrant Shares” and the “Exercise Price”, respectively).

“Expiration Date” means 5 PM Eastern Time on August 10, 2030.

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1.	Exercise of Warrant. The Holder may exercise this Warrant, in whole or in part (except as to a fractional share), during the period beginning on the Original Issue Date and ending on the Expiration Date, by (i) delivering a subscription agreement, in the form attached hereto as Exhibit A (the “Subscription Form”), duly executed by the Holder, specifying the number of Warrant Shares to be issued to the Holder as a result of such exercise, (ii) surrendering this Warrant to the Company, properly endorsed by the Holder (or if this Warrant has been destroyed, stolen or has otherwise been misplaced, by delivering to the Company an affidavit of loss duly executed by the Holder), and (iii) tendering payment for the shares of Common Stock designated by the Exercise Notice in lawful money of the United States in the form of cash, bank or certified check made payable to the order of the Company, or by wire transfer of immediately available funds, or by the cancellation of indebtedness of the Company owed to the Holder, or in any combination thereof, of the applicable Exercise Price as to which this Warrant is being exercised.

2.	Net Exchange.

a.	Generally. The Holder may, in lieu of exercising this Warrant pursuant to the terms of Section 1, elect to exchange this Warrant at any time prior to the Expiration Date by delivering to the Company a written notice, in the form attached hereto as Exhibit B (the “Exchange Notice”), duly executed by the Holder, specifying the number of Warrant Shares to be issued to the Holder as a result of such exchange. The Holder shall thereupon be entitled to receive the number of Warrant Shares equal to the product of (i) the number of Warrant Shares issuable upon exercise of this Warrant (or, if only a portion of this Warrant is being exercised, issuable upon the exercise of such portion) for cash, and (ii) a fraction, the numerator of which is the Fair Market Value (as defined below) per share of Common Stock at the time of such exercise minus the Exercise Price in effect at the time of such exercise, and the denominator of which is the Fair Market Value per share of Common Stock at the time of such exercise, such number of shares so issuable upon such exchange to be rounded down to the nearest whole number of shares of Common Stock with any excess at the option of the Holder to be forfeited or to be paid in cash by the Company to the Holder. For all purposes of this Warrant (other than Section 1 and this Section 2), any reference herein to the “exercise” of this Warrant shall be deemed to include a reference to the exchange of this Warrant for Common Stock in accordance with the terms of this Section 2. For purposes of this Section 2, “Fair Market Value” shall mean the fair market value of one share of Common Stock as determined by the Board of Directors, in good faith.

b.	Automatic. To the extent not previously exercised in full pursuant to Section 1 or exchanged in full pursuant to Section 2(a), this Warrant shall, unless the Holder shall have previously notified the Company in writing of the Holder’s waiver of this Section 2(b), automatically be deemed to have been fully exchanged pursuant to the terms of Section 2(a) as of immediately before any expiration, termination or cancellation of this Warrant, if at such time the Fair Market Value per share of Common Stock (or other security issuable upon the exercise hereof) exceeds the per share Exercise Price, even if the Holder does not deliver an Exchange Notice or surrender this Warrant to the Company in connection therewith.

3.	Issuance of Stock Certificates. As promptly as practicable after exercise or exchange and surrender of this Warrant and receipt of payment of the aggregate Exercise Price (if applicable), the Company shall issue and deliver to the Holder a certificate or certificates for the shares purchased hereunder in the name of the Holder.

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4.	Adjustment for Dividends, Distributions, Subdivisions, Combinations, Mergers, Consolidations or Sale of Assets.

4.1.	Manner of Adjustment.

a.	Stock Dividends, Distributions or Subdivisions. In the event the Company shall issue shares of capital stock in a stock dividend, stock distribution or subdivision in respect of its Common Stock, the Exercise Price in effect immediately before such stock dividend, stock distribution or subdivision shall, concurrently with the effectiveness of such stock dividend, stock distribution or subdivision, be proportionately decreased and the number of Warrant Shares shall be proportionately increased.

b.	Combinations or Consolidations. In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Exercise Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased and the number of Warrant Shares shall be proportionately decreased.

c.	Adjustment for Reclassification, Exchange or Substitution. In the event that the class of securities issuable upon the exercise of this Warrant shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than any event addressed by Sections 4.1(a) or 4.1(b)), then and in each such event the Holder shall have the right thereafter to exercise this Warrant for the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of shares of the class of securities into which such Warrant might have been exercisable for immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

d.	Adjustment for Merger, Consolidation or Sale of Assets. In the event that the Company shall merge or consolidate with or into another entity or sell all or substantially all of its assets (an “Acquisition”), this Warrant shall thereafter be exercisable for the kind and amount of shares of stock or other securities or property to which a holder of the Warrant Shares would have been entitled upon such Acquisition; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions set forth in this Section 4 with respect to the rights and interest thereafter of the Holder of this Warrant, to the end that the provisions set forth in this Section 4 shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of this Warrant. Notwithstanding the foregoing sentence, a transaction shall not constitute an Acquisition if the primary purpose is to change the jurisdiction of the Company’s incorporation, create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction, or engage in a bona fide equity financing transaction

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4.2.	Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Exercise Price pursuant to this Section 4, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.

4.3.	Closing of Books. The Company shall at no time close its transfer books against the transfer of any of Warrant Shares in any manner which interferes with the timely and proper issuance of such shares.

5.	Representations of Holder.

5.1.	Acquisition of Warrant for Personal Account. The Holder represents and warrants that it is acquiring the Warrant and the Warrant Shares solely for its account for investment and not with a view to or for sale or distribution of said Warrant or Warrant Shares or any part thereof. The Holder also represents that the entire legal and beneficial interests of the Warrant and Warrant Shares the Holder is acquiring is being acquired for, and will be held for, its account only.

5.2.	Investment Experience; Accredited Investor. Holder understands that the purchase of this Warrant and its underlying securities involves substantial risk. Holder has experience as an investor in securities of companies in the development stage and acknowledges that Holder can bear the economic risk of such Holder’s investment in this Warrant and its underlying securities and has such knowledge and experience in financial or business matters that Holder is capable of evaluating the merits and risks of its investment in this Warrant and its underlying securities and/or has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables Holder to be aware of the character, business acumen and financial circumstances of such persons. Holder is an “accredited investor” within the meaning of Regulation D promulgated under the Act.

5.3.	Securities Are Not Registered.

a.	The Holder understands that the Warrant and the Warrant Shares have not been registered under the Act on the basis that no distribution or public offering of the stock of the Company is to be effected. The Holder realizes that the basis for the exemption may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities. The Holder has no such present intention.

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b.	The Holder recognizes that the Warrant and the Warrant Shares must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. The Holder recognizes that the Company has no obligation to register the Warrant or the Warrant Shares of the Company, or to comply with any exemption from such registration.

c.	The Holder is aware that neither the Warrant nor the Warrant Shares may be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale following the required holding period under Rule 144 and the number of shares being sold during any three month period not exceeding specified limitations. Holder is aware that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company presently has no plans to satisfy these conditions in the foreseeable future.

6.	Notice of Certain Transactions. If (i) the Company effects an Acquisition or (ii) the Company completes its first underwritten public offering of its Common Stock under the Act (each event identified in clauses (i) and (ii) referred herein to as a “Transaction”), in any case while this Warrant remains outstanding, the Company shall give the Holder written notice of such Transaction at least 20 days prior to the effective date of such Transaction. If an exercise or exchange of this Warrant is made in connection with any Transaction, such exercise or exchange may, at the Holder’s election, be conditioned upon the consummation of such Transaction, in which case such exercise or exchange shall not be deemed to be effective until immediately prior to the consummation of such Transaction.

7.	Covenants of the Company. During the period within which the rights represented by this Warrant may be exercised, the Company shall at all times have authorized and reserved for the purpose of issue upon exercise of the rights evidenced hereby, a sufficient number of shares of the class of securities issuable upon exercise of this Warrant to provide for the exercise of such rights. All securities which may be issued upon the exercise of the rights represented by this Warrant shall, upon issuance, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof. Upon surrender for exercise, this Warrant shall be canceled and shall not be reissued; provided, however, that upon the partial exercise hereof a substitute Warrant of like tenor and date representing the rights to subscribe for and purchase any such unexercised portion hereof shall be issued.

8.	Voting Rights. This Warrant shall not entitle the Holder to any voting rights or any other rights as a stockholder of the Company but upon presentation of this Warrant with the Subscription Form or Exchange Notice duly executed and the tender of payment of the aggregate Exercise Price (if applicable) at the office of the Company pursuant to the provisions of this Warrant, the Holder shall forthwith be deemed a stockholder of the Company in respect of the securities for which the Holder has so subscribed and paid or exchanged.

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9.	No Change Necessary. The form of this Warrant need not be changed because of any adjustment in the Exercise Price or in the number of Warrant Shares. A Warrant issued after any adjustment or any partial exercise or upon replacement may continue to express the same Exercise Price and the same number of Warrant Shares (appropriately reduced in the case of partial exercise) as are stated on this Warrant as initially issued, and that Exercise Price and that number of Warrant Shares shall be considered to have been so changed as of the close of business on the date of adjustment.

10.	Notices to Holder. If at any time prior to the expiration of this Warrant and prior to its exercise, any of the following events shall occur:

a.	The Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

b.	The consummation of a Transaction; then, in any one or more of said events, the Company shall give to the Holder written notice of such event. Such notice shall set forth the date on which such event shall take place, shall if applicable specify the deadline date as of which the holders of Common Stock of record shall be entitled or required to take any action, or the record date with respect to any dividend, and shall be given at least twenty (20) days prior to the deadline or record date. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend or the making of any such distribution or any action in connection with any such proposed Transaction.

11.	Addresses for Notices. All notices, requests, consents and other communications hereunder shall be in writing, either delivered in hand or mailed by registered or certified mail, return receipt requested, or sent by facsimile, and shall be deemed to have been duly made when delivered:

a.	If to the Holder, to the Holder’s address as shown on the books of the Company; or

b.	If to the Company, to Sanara MedTech Inc., Attn: Corporate Secretary at the Company’s principal executive office.

12.	Substitution. In the case this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue a new Warrant of like tenor and denomination and deliver the same (a) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (b) in lieu of any Warrant lost, stolen or destroyed, upon receipt of evidence satisfactory to the Company of the loss, theft, or destruction of such Warrant (including, without limitation, a reasonably detailed affidavit with respect to the circumstances of any loss, theft or destruction), and of indemnity (or, in the case of the initial Holder or any other institutional holder, an indemnity agreement) satisfactory to the Company.

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13.	Transfer Restrictions. This Warrant shall be exercisable only by the Holder. Without the prior written consent of the Company, this Warrant shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of this Warrant or of any rights granted hereunder contrary to the provisions of this Section 13, or the levy of any attachment or similar process upon this Warrant or such rights, shall be null and void. Notwithstanding the foregoing, the Holder may transfer this Warrant in full to an affiliate or to a successor entity of the Holder or acquirer of the Holder in the event of a merger or consolidation or sale of substantially all of the assets of the Holder, provided that (1) the transferee shall be in writing bound by and subject to all the obligations and entitled to all the benefits of this Warrant as the “Holder” hereunder and (2) the Company obtains prior assurances reasonably satisfactory to the Company that such transfer is exempt from the registration requirements of, or is covered by an effective registration statement under, the Act and applicable state securities or “blue sky” laws, including, without limitation, receipt of an opinion to such effect of counsel reasonably satisfactory to the Company. The Holder understands and agrees that all certificates evidencing the shares to be issued to the Holder in connection with this Warrant may bear the following legend:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF APPLICABLE STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION UNDER SUCH LAWS OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENT. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ALL APPLICABLE STATE SECURITIES LAWS.”

14.	Taxes. The Company makes no representation about tax treatment to the Holder with respect to receipt or exercise of this Warrant or acquiring, holding or disposing of the Warrant Shares, and the Holder represents that the Holder has had the opportunity to discuss such treatment with the Holder’s tax advisers.

15.	Remedies. Each party stipulates that the remedies at law in the event of any default or threatened default by the other party in the performance or compliance with any of the terms of this Warrant are and shall not be adequate, and that such terms may be specifically enforced by a decree for that specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

16.	Governing Law. This Warrant and any controversy arising out of or relating to this Warrant shall be governed by and construed in accordance with the internal laws of the State of Texas.

17.	Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed effective as of the Original Issue Date.

SANARA MEDTECH INC.

By:	/s/ Michael D. McNeil
Name:	Michael D. McNeil
Title:	Chief Financial Officer

ATTEST:

Furneaux Capital Holdco, LLC (DBA BlueIO)

By:	/s/ Dave Furneaux
Name:	Dave Furneaux
Title:	Chief Executive Officer

[SIGNATURE PAGE TO COMMON STOCK WARRANT]

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Exhibit A

Subscription Form

(To be Executed by the Holder in Order to Exercise the Warrant)

To:

Date:

The undersigned, pursuant to the provisions set forth in the attached Warrant hereby irrevocably elects to purchase _____ shares of the Common Stock of the Company (the “Common Stock”) covered by such Warrant and herewith makes payment of $__, representing the [full/partial] purchase price for such shares at the price per share provided for in such Warrant. Capitalized terms defined, but not used, herein shall have the meanings ascribed to them in such Warrant.

The undersigned hereby agrees to take such other action and execute and deliver such other documents as the Company may require, in connection with the issue of shares of Common Stock to the undersigned as aforesaid, in order to comply with the provisions of such Warrant.

The undersigned is aware that the shares of Common Stock issuable upon exercise hereof (the “Shares”) have not been registered under the Act or any state securities laws. The undersigned understands that the reliance by the Company on exemptions under the Act is predicated in part upon the truth and accuracy of the statements of the undersigned in this Subscription Form and such Warrant.

The undersigned represents and warrants that (1) it has been furnished with all information which it deems necessary to evaluate the merits and risks of the purchase of the Shares, (2) it has had the opportunity to ask questions concerning the Shares and the Company and all questions posed have been answered by the Company to its satisfaction, (3) it has been given the opportunity to obtain any additional information it deems necessary to verify the accuracy of any information obtained concerning the Shares and the Company, (4) it has such knowledge and experience in financial and business matters that it is able to evaluate the merits and risks of purchasing the Shares and to make an informed investment decision relating thereto, and (5) it is an “Accredited Investor” as defined in Rule 501(a) of Regulation D under the Act.

The undersigned hereby represents and warrants that it is purchasing the Shares for its own account and not with a view to the sale or distribution of all or any part of the Shares.

The undersigned understands that because the Shares have not been registered under the Act, it must continue to bear the economic risk of the investment for an indefinite time and the Shares cannot be sold unless the Shares are subsequently registered under applicable federal and state securities laws or an exemption from such registration is available.

The undersigned agrees that it shall in no event sell or distribute or otherwise dispose of all or any part of the Shares unless (1) there is an effective registration statement under the Act and applicable state securities laws covering any such transaction involving the Shares or (2) the Company receives an opinion of legal counsel to the undersigned (concurred in by legal counsel for the Company) stating that such transaction is exempt from registration or the Company otherwise satisfies itself that such transaction is exempt from registration.

The undersigned consents to the placing of a legend on its certificate for the Shares stating that the Shares has not been registered and setting forth the restriction on transfer contemplated hereby and to the placing of a stop transfer order on the books of the Company and with any transfer agents against the Shares until the Shares may be legally resold or distributed without restriction.

The undersigned has considered the Federal and state income and other tax implications of the exercise of the Warrant and the purchase and subsequent sale of the Shares.

Printed Name of Holder (Must conform in
all respects to name of Holder as specified on the face of such Warrant)

Signature

Name of Signatory (for an entity only)

Title of Signatory (for an entity only)

Exhibit B

Exchange Notice

(To be Executed by the Holder in Order to Exchange the Warrant)

To:

Date:

The undersigned, pursuant to the provisions set forth in the attached Warrant hereby irrevocably elects to exchange such Warrant with respect to shares of the Common Stock of the Company (the “Common Stock”) covered by such Warrant which such Holder would be entitled to receive upon the exercise thereof. Capitalized terms defined, but not used, herein shall have the meanings ascribed to them in such Warrant.

The undersigned hereby agrees to take such other action and execute and deliver such other documents as the Company may require, in connection with the issue of shares of Common Stock to the undersigned as aforesaid, in order to comply with the provisions of such Warrant.

The undersigned is aware that the shares of Common Stock issuable upon exercise hereof (the “Shares”) have not been registered under the Act or any state securities laws. The undersigned understands that the reliance by the Company on exemptions under the Act is predicated in part upon the truth and accuracy of the statements of the undersigned in this Subscription Form and such Warrant.

The undersigned represents and warrants that (1) it has been furnished with all information which it deems necessary to evaluate the merits and risks of the receipt of the Shares, (2) it has had the opportunity to ask questions concerning the Shares and the Company and all questions posed have been answered by the Company to its satisfaction, (3) it has been given the opportunity to obtain any additional information it deems necessary to verify the accuracy of any information obtained concerning the Shares and the Company, (4) it has such knowledge and experience in financial and business matters that it is able to evaluate the merits and risks of receiving the Shares and to make an informed investment decision relating thereto, and (5) it is an “Accredited Investor” as defined in Rule 501(a) of Regulation D under the Act.

The undersigned hereby represents and warrants that it is receiving the Shares for its own account and not with a view to the sale or distribution of all or any part of the Shares.

The undersigned understands that because the Shares have not been registered under the Act, it must continue to bear the economic risk of the investment for an indefinite time and the Shares cannot be sold unless the Shares are subsequently registered under applicable federal and state securities laws or an exemption from such registration is available.

The undersigned agrees that it shall in no event sell or distribute or otherwise dispose of all or any part of the Shares unless (1) there is an effective registration statement under the Act and applicable state securities laws covering any such transaction involving the Shares or (2) the Company receives an opinion of legal counsel to the undersigned (concurred in by legal counsel for the Company) stating that such transaction is exempt from registration or the Company otherwise satisfies itself that such transaction is exempt from registration.

The undersigned consents to the placing of a legend on its certificate for the Shares stating that the Shares have not been registered and setting forth the restriction on transfer contemplated hereby and to the placing of a stop transfer order on the books of the Company and with any transfer agents against the Shares until the Shares may be legally resold or distributed without restriction.

The undersigned has considered the Federal and state income and other tax implications of the exchange of the Warrant and the receipt and subsequent sale of the Shares.

Printed Name of Holder (Must conform in
all respects to name of Holder as specified on the face of such Warrant)

Signature

Name of Signatory (for an entity only)

Title of Signatory (for an entity only)